UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 17, 1997




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




          Maryland                 1-1910                   52-0280210
    (State of incorporation)    (Commission               (IRS Employer
                                File Number)            Identification No.)




                             39 W. Lexington Street
                            Baltimore, Maryland 21201
                (Address of principal executive offices) (Zip Code)





                                  410-783-5920
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  Other Events
-------  ------------

   As previously disclosed, in September 1995 we agreed with a neighboring utility, Potomac Electric Power Company (Pepco), to merge together into a new company, Constellation Energy Corporation, after all necessary regulatory approvals were received. On April 16, 1997, we received two of the necessary approvals related to the merger, but one of the approvals contains unacceptable conditions.

Maryland PSC Order Approving the Merger Contains Unacceptable Financial Terms
-----------------------------------------------------------------------------

   Although the Maryland Public Service Commission approved the merger, its order imposed a number of conditions that, together, in BGE's opinion would produce an unacceptable financial result. BGE and Pepco had proposed a regulatory plan to the Maryland and District of Columbia Public Service Commissions that was designed to share the merger benefits equitably between the shareholders and customers. The Maryland PSC order includes:

   o a reduction in rates to Maryland  customers  by $56 million,
   o a base rate freeze for three years once the merger takes effect, and
   o the sharing of profits with customers if the return on equity exceeds 11.4%

The order also denies BGE and Pepco the opportunity to recover the full costs of purchased power contracts previously approved by the Maryland PSC. Taken together with the imposition of a series of earnings tests, the shareholder is denied a reasonable opportunity to receive savings associated with the merger.

   The Agreement and Plan of Merger signed by BGE , Pepco, and Constellation Energy Corporation dated as of September 22, 1995 includes conditions to BGE's and Pepco's respective obligations to close the merger. One condition is that no order like the Maryland PSC order:

   would have, or would be reasonably likely to have, a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of
    Constellation Energy Corporation.

   BGE believes the Maryland PSC order would have a material adverse effect on Constellation Energy Corporation. BGE and Pepco intend to ask the Maryland PSC to reconsider the decision. Absent a change in the order's negative financial implications to Constellation Energy Corporation and its shareholders, the merger could not proceed.

Maryland PSC Order Approving the Merger is Available at the Maryland PSC
------------------------------------------------------------------------
Web Site
--------

   The Maryland PSC order approving the merger is available at the Maryland PSC web site at http://www.psc.state.md.us/psc/. You may also get a copy of the order by calling us at (410)783-5920 or by writing to Baltimore Gas and Electric Company, Shareholder Services, P.O. Box 1642, Baltimore, Maryland 21203-1642.

Federal Energy Regulatory Commission (FERC) Order Approving the Merger
----------------------------------------------------------------------

   The FERC unanimously approved the merger without any conditions.



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ITEM 7. Financial Statements and Exhibits


     (c)  Exhibit No. 2*       Registration Statement on Form S-4
                               of Constellation Energy
                               Corporation, as amended, which
                               became effective    February 9,
                               1996, Registration No. 33-64799.

          Exhibit No. 99       News Release of Baltimore Gas and
                               Electric Company dated April 17, 1997.




        *Incorporated by Reference.








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BALTIMORE GAS AND ELECTRIC COMPANY
                                            (Registrant)


Date  April 17, 1997                      /s/  D. A. Brune
----  --------------                      ----------------
                                    D. A. Brune, Vice President
                                  on behalf of the Registrant and
                                   as Principal Financial Officer


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

                                  EXHIBIT INDEX

      Exhibit
       Number



        2*                Registration Statement on Form S-4 of
                          Constellation Energy Corporation, as
                          amended, which became effective
                          February 9, 1996, Registration No. 33-
                          64799.

        99                News Release of Baltimore Gas and
                          Electric Company dated April 17, 1997.




      *Incorporated by Reference.



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